 FINANCIAL INVESTORS TRUST

RIVERFRONT ASSET ALLOCATION AGGRESSIVE

RIVERFRONT ASSET ALLOCATION MODERATE

SUPPLEMENT DATED JANUARY 21, 2022 TO THE SUMMARY PROSPECTUSES, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2021

At a meeting held on September 29, 2021, the Board of Trustees of Financial Investors Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of RiverFront Asset Allocation Aggressive and RiverFront Asset Allocation Moderate, each a series of the Trust (collectively, the “Target Funds”) into RiverFront Asset Allocation Growth & Income, a series of the Trust (the “Acquiring Fund”). Pursuant to the Agreement, the Target Funds were reorganized into the Acquiring Fund, effective at the close of business on January 21, 2022. Accordingly, all references to the Target Funds herein are removed.

* * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE